Transactions with related parties	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
Transactions with related parties
26. Transactions with related parties
Novartis Pension Fund
A company subsidiary provided an uncommitted overnight credit facility to the Novartis Pension Fund, Switzerland, for up to USD 500 million with interest at the US Federal Funds Rate. This credit facility was not utilized during 2025, 2024 and 2023.
Executive Officers and Non-Executive Directors compensation
As at December 31, 2025, there were 10 Executive Committee members (“Executive Officers”). During 2025, 1 Executive Officer stepped down.
As at December 31, 2024, there were 11 Executive Officers. During 2024, no Executive Officer stepped down.
As at December 31, 2023, there were 11 Executive Officers. During 2023, 1 Executive Officer stepped down.
The total IFRS Accounting Standards compensation expense for Executive Committee members and the Non-Executive Directors (12 in 2025, 13 in 2024 and 14 in 2023) calculated in accordance with the Company’s accounting policies for equity-based compensation and pension benefits was as follows:
	Executive Officers			Non-Executive Directors			Total

(USD millions)	2025	2024	2023	2025	2024	2023	2025	2024	2023

Cash and other compensation	21.0	19.0	18.0	5.2	4.9	4.9	26.2	23.9	22.9

Post-employment benefits	2.5	2.4	2.1				2.5	2.4	2.1

Equity-based compensation	75.6	61.9	62.2	5.1	5.4	5.0	80.7	67.3	67.2

Total	99.1	83.3	82.3	10.3	10.3	9.9	109.4	93.6	92.2

During 2025, compensation expense for Executive Officers increased compared to 2024, mainly driven by higher realized and expected payouts based on the achievement of the defined performance criteria, higher other compensation, and higher USD-reported expense due to the strengthening of the Swiss Franc against the US dollar.
During 2024, there was a slight increase in the compensation expense for Executive Officers compared with 2023, mainly as a result of higher cash and other compensation paid for current Executive Officers.
During 2023, there was an increase in the compensation expense for Executive Officers compared with 2022, primarily driven by higher equity-based compensation, mainly due to higher realized and expected payouts on the achievement of the defined performance criteria, partly offset by lower cash and other compensation, due to lower accelerated expenses from stepped down Executive Officers compared with 2022.
The Annual Incentive award, which is fully included in equity-based compensation even when paid out in cash, is granted in January in the year following the reporting period.
The disclosures on Board and executive compensation required by the Swiss Code of Obligations are shown in the Compensation Report of the Company.